Exhibit 99
FOR IMMEDIATE RELEASE

ORRSTOWN FINANCIAL SERVICES, INC. AND HAMILTON BANCORP, INC. COMPLETE MERGER

SHIPPENSBURG, PA, May 1, 2019 (GLOBE NEWSWIRE) -- Orrstown Financial Services, Inc. (“Orrstown”) (NASDAQ: ORRF), the bank holding company for Orrstown Bank, announced the successful closing of the previously announced acquisition of Hamilton Bancorp, Inc. (Nasdaq: HBK) (“Hamilton”).
“We are pleased to have added Hamilton Bank to Orrstown and are excited about the opportunity this presents us to provide customers of both institutions with access to an expanded branch network and broader range of products and services,” said Thomas R. Quinn, Jr., President and CEO of Orrstown. “As a strong, community bank focused on local decision-making and community engagement, we greatly look forward to welcoming Hamilton’s customers to the Orrstown family.”
In connection with the closing of the acquisition, Mr. Robert "Bob" A. DeAlmeida was appointed to the Boards of Directors of Orrstown and Orrstown Bank. Mr. DeAlmeida had served as the President and Chief Executive Officer of Hamilton Bank since 2005.
“Orrstown Bank is an outstanding company that will bring additional value to our customers and shareholders,” said Bob DeAlmeida, President and CEO of Hamilton Bank. “The bank’s team is dedicated to bringing a real sense of community banking to the greater Baltimore market and expanding upon our presence and community involvement.”
About the Company:
With approximately $2.5 billion in assets following the merger, Orrstown Financial Services, Inc. and its wholly-owned subsidiaries, Orrstown Bank and Wheatland Advisors, Inc., provide a wide range of consumer and business financial services in Berks, Cumberland, Dauphin, Franklin, Lancaster, Perry, and York Counties, Pennsylvania and Anne Arundel, Baltimore, Howard, and Washington Counties, Maryland as well as Baltimore City. Orrstown Bank is an Equal Housing Lender and its deposits are insured up to the legal maximum by the FDIC. Orrstown Financial Services, Inc.’s stock is traded on Nasdaq (ORRF). For more information about Orrstown Financial Services, Inc. and Orrstown Bank, visit www.Orrstown.com. For more information about Wheatland Advisors, Inc., visit www.WheatlandAdvisors.com.
Forward–Looking Statements:
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Orrstown’s management with respect to, among other things, future events and Orrstown’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Orrstown’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Orrstown’s control. Accordingly, Orrstown cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Orrstown believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors which could cause the actual results of Orrstown’s operations to differ materially from expectations are set forth in Orrstown’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and the registration statement on Form S-4 containing the proxy statement/prospectus of Hamilton Bancorp, Inc. filed with the SEC (Registration No. 333-226098). The foregoing list of factors is not exhaustive.
If one or more events related to these or other risks or uncertainties materialize, or if Orrstown’s underlying assumptions prove to be incorrect, actual results may differ materially from what Orrstown anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Orrstown does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Orrstown to predict those events or how they may affect it. In addition, Orrstown cannot assess the impact of each factor on Orrstown’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Orrstown or persons acting on Orrstown’s behalf may issue.

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